August 9, 1999

Heller Financial, Inc.
500 West Monroe Street, 30th Floor
Chicago, IL 60661
Attn:  Heller Express Servicing Dept.
       Re: Loan No. 99-086

          Re: $32,000,000.00 Loan ("Loan") from Heller Financial, Inc., a Delaware corporation ("Lender") to 475 Fifth Avenue Limited Partnership, a Delaware limited partnership ("Borrower")

Ladies & Gentlemen:

       Reference is hereby made to the above-referenced Loan evidenced by that certain Consolidated and Restated Promissory Note of even date herewith ("Note") and secured by, among other things, that certain Mortgage Consolidation, Assignment of Rents, Security Agreement and Fixture Filing of even date herewith ("Mortgage"). All capitalized terms used herein and not otherwise defined shall have the same meanings ascribed to them in the Note and/or the Mortgage.

       Robert F. Gossett, Jr. (herein referred to as a "Principal") owns indirectly some of the general partnership interests and limited partnership interests in Borrower. It is in the direct financial interest and to the benefit of Principal to execute and deliver this letter agreement ("Agreement") to Lender so as to induce Lender to make the Loan to and for the benefit of Borrower. Accordingly, Principal agrees that Principal shall, together with Borrower, be jointly and severally personally liable to pay the following (collectively the "Retained Liabilities"):

       (a) all losses, damages, costs and expenses, including attorneys' fees and expenses, incurred by Lender as a result of:

              (i) the collection and receipt of proceeds and income from the Property and the other assets and obligations securing the Loan by or for the benefit of Borrower or any Principal following an Event of Default which are not paid to Lender or applied to the Property in the ordinary course of business;

              (ii) fraud by Borrower or by any partner or officer of Borrower with a management role in Borrower;

              (iii) material misrepresentation by Borrower or any other person or entity which is an officer of Borrower or any partner of Borrower with a management role in connection with the Loan;

              (iv) misapplication or misappropriation of funds in which Lender has a security interest which come into the possession of Borrower or any Principal;

              (v)    intentional or material waste to the Property;

              (vi) the breach of the obligations set forth in the Hazardous Substance Indemnification Agreement from Borrower and Principal to Lender of even date herewith, as hereafter amended, if at all;

              (vii)  the breach of the  provisions  contained  in  Paragraph  15
                     (transfers of the property or beneficial interest in Borrower; assumption) of the Mortgage;

              (viii) the breach of the provisions  contained in Paragraph 16 (no additional liens) of the Mortgage; or

              (ix) the breach of the provisions contained in Paragraph 17 (single asset entity) of the Mortgage; and

       (b) any claim for any commissions or brokerage fees relating to the Loan.

       The foregoing shall in no way limit or impair the enforcement against the Property or any other security granted by the Loan Documents of any of the Lender's rights and remedies pursuant to the Loan Documents.

       Principal agrees that the liability of Principal shall be direct and immediate as a primary and not a secondary obligation or liability, and is not conditional or contingent upon the pursuit of any remedies against Borrower or any other person, or against any collateral or liens held by Lender. Principal waives any rights which it may have to require that (a) Lender first proceed against Borrower, or any other person or entity with respect to the Retained Liabilities, (b) Lender first proceed against any collateral held by Lender or
(c) any party be joined in any proceeding to enforce the Retained Liabilities.

       Principal agrees not to exercise any rights to enforce any remedy which Lender may have against Borrower, any rights to participate in any security for the Loan and any rights of indemnity, reimbursement, contribution or subrogation which Principal may have against Borrower or against any other person or entity with respect to the Retained Liabilities until the Indebtedness of Borrower to Lender under the Note and the Loan Documents has been satisfied in full.

       Principal consents and agrees that Lender may at any time, and from time to time, without notice to or further consent from Principal and either with or without consideration do any one or more of the following, all without affecting the agreements contained herein or the liability of Principal for the Retained
Liabilities: (a) release any person who may hereafter become a Principal hereunder; (b) surrender without substitution any property or other collateral of any kind or nature whatsoever held by Lender, or by any person, firm or corporation on Lender's behalf or for Lender's account, securing the Loan or the Retained Liabilities; (c) modify the terms of any document evidencing, securing or setting forth the terms of the Loan; (d) grant releases, compromises and indulgences with respect to the Loan or the Retained Liabilities or any persons or entities now or hereafter liable thereon; or (e) take or fail to take any action of any type whatsoever with respect to the Loan or the Retained Liabilities.

       Principal hereby waives and agrees not to assert or take advantage of any defense based upon:

       (a)    the  incapacity,   lack  of  authority,  death  or  disability  of
              Borrower, or any other person or entity;

       (b) the failure of Lender to commence an action against Borrower or any other person or to proceed against or exhaust any security held by Lender at any time or to pursue any other remedy whatsoever at any time;

       (c) any duty on the part of Lender to disclose to Principal any facts Lender may now or hereafter know regarding Borrower regardless of whether Lender has reason to believe that any such facts materially increase the risk beyond that which Principal intends to assume or has reason to believe that such facts are unknown to Principal, Principal acknowledging that it is fully responsible for being and keeping informed of the financial condition and affairs of Borrower;

       (d) lack of notice of default, demand of performance or notice of acceleration to Borrower, or any other party with respect to the Loan or the Retained Liabilities;

       (e)    the consideration for this Agreement;

       (f) any acts or omissions of Lender which vary, increase or decrease the risk on Principal;

       (g) any statute of limitations affecting the liability of Principal hereunder, the liability of Borrower or any guarantor, if any, under the Loan Documents, or the enforcement hereof, to the extent permitted by law;

       (h) the application by Borrower of the proceeds of the Loan for purposes other than the purposes represented by Borrower to Lender or intended or understood by Lender or Principal;

       (i) an election of remedies by Lender, including any election to proceed against any collateral by judicial or nonjudicial foreclosure, whether real property or personal property, or by deed in lieu thereof, and whether or not every aspect of any foreclosure sale is commercially reasonable, and whether or not any such election of remedies destroys or otherwise impairs the subrogation rights of Principal or the rights of Principal to proceed against Borrower or any guarantor for reimbursement, or both;

       (j) any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in any other aspects more burdensome than that of a principal;

       (k) Lender's election, in any proceeding instituted under the Federal Bankruptcy Code, of the application of Section 1111(b)(2) of the Federal Bankruptcy Code or any successor statute; and

       (l) any borrowing or any grant of a security interest under Section 364 of the Federal Bankruptcy Code.

       Principal covenants and agrees to provide to Lender a draft copy of his financial statements prepared in accordance with sound accounting principles applied on a consistent basis, certified by such Principal to be a true and complete copy of such financial statements and in form reasonably satisfactory to Lender, within sixty (60) days of the end of each calendar year, with a final version of such final statements to be provided to Lender within ninety (90) days of the end of each calendar year.

       PRINCIPAL AND LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON, OR ARISING OUT OF THIS AGREEMENT. PRINCIPAL AND LENDER ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. PRINCIPAL AND LENDER REPRESENT AND WARRANT THAT EACH HAS HAD THE OPPORTUNITY TO REVIEW THIS JURY WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

       Principal further agrees that the provisions of this Agreement shall bind each Principal's heirs, personal representatives, successors and assigns, as the case may be.

       Notwithstanding anything in this Agreement or in the Loan Documents to the contrary, Principal's liability hereunder, including for the Retained Liabilities, shall terminate if (a) Robert F. Gossett Jr. shall no longer be a general partner of Corporate Realty Income Fund I, L.P. and (b) a successor general partner or another individual or entity acceptable to Lender in Lender's reasonable discretion agrees to assume all of Principal's liabilities hereunder.

       This Agreement shall be governed by, and shall be construed and enforced in accordance with, the internal laws of the State of Illinois, without regard to conflicts of law principles.

       Principal acknowledges that Principal's execution and delivery of this Agreement to Lender is a material inducement to Lender's making of the Loan to Borrower.

                                        PRINCIPAL:


                                        _____________________________
                                        Name: Robert F. Gossett, Jr.